UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 16, 2018

Fauquier Bankshares, Inc.
 (Exact name of registrant as specified in its charter)

Virginia	000-25805	54-1288193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
(Address of principal executive offices)		(Zip Code)

(540) 347-2700
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On February16, 2018, the Board of Directors of Fauquier Bankshares, Inc. (NASDAQ:FBSS) declared a quarterly dividend of $0.12 per share, payable on April 2, 2018 to shareholders of record on March 9, 2018.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated February 16, 2018, entitled "Fauquier Bankshares, Inc. Declares Quarterly Dividend"

Exhibit Index
Exhibit No.	Description

99.1	Fauquier Bankshares Press Release Quarterly Dividend Declared

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

February 16, 2018	By:	/s/ Christine E. Headly
Name: Christine E. Headly
Title: Executive Vice President and Chief Financial Officer